Property and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment

Property and equipment as of December 31, 2014 and 2013 consists of the following (in millions):

	2014	2013
Land	$28.1	$28.1
Buildings	186.9	182.0
Leasehold improvements	111.7	97.0
Computer equipment	718.6	629.5
Furniture, fixtures, and other equipment	159.1	140.8
	1,204.4	1,077.4
Accumulated depreciation and amortization	(721.1)	(638.4)
	$483.3	$439.0

During the years ended December 31, 2014 and 2013, the Company entered into capital lease obligations of $26.1 million and $16.9 million, respectively, for certain computer hardware and software. The assets are included in property and equipment and computer software and the remaining capital lease obligation is classified as long-term debt on our Consolidated Balance Sheet as of December 31, 2014. Periodic payments are included in repayment of borrowings on the Consolidated Statements of Cash Flows.

Depreciation and amortization expense on property and equipment, including that recorded under capital leases, amounted to $130.1 million, $119.0 million and $117.8 million for the years ended December 31, 2014, 2013 and 2012, respectively. Included in discontinued operations in the Consolidated Statements of Earnings was depreciation and amortization expense on property and equipment of $1.3 million for the year ended December 31, 2012. There was no depreciation and amortization expense in discontinued operations for the years ended December 31, 2014 and 2013.